UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2008

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Effective October 21, 2008, Chesapeake Energy Corporation (“the Company”) entered into an unsolicited transaction with a holder of the Company’s 2.50% Contingent Convertible Senior Notes due 2037 (the “2.50% Convertible Notes”), to issue 218,697 shares of the Company’s Common Stock, par value $0.01 per share (the "Common Stock"), in exchange for $7,500,000 principal amount of the 2.50% Convertible Notes, representing less than 1% of the aggregate outstanding principal amount of the Company’s 2.50% Convertible Notes.  The transaction closed on October 27, 2008 and the $7,500,000 of the 2.50% Convertible Notes were retired upon receipt.  The issuance of the shares of Common Stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Section 3(a)(9) under the Securities Act.

Effective October 21, 2008, the Company entered into an additional unsolicited transaction with a holder of the 2.50% Convertible Notes, to issue 223,567 shares of Common Stock in exchange for $7,667,000 principal amount of the 2.50% Convertible Notes, representing less than 1% of the aggregate outstanding principal amount of the Company’s 2.50% Convertible Notes.  The transaction closed on October 27, 2008 and the $7,667,000 of the 2.50% Convertible Notes were retired upon receipt.  The issuance of the shares of Common Stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Section 3(a)(9) under the Securities Act.

Effective October 24, 2008, the Company entered into an additional unsolicited transaction with a holder of the Company’s 2.50% Convertible Notes to issue 771,022 shares of Common Stock in exchange for $25,000,000 principal amount of the 2.50% Convertible Notes, representing 1.53% of the aggregate outstanding principal amount of the Company’s 2.50% Convertible Notes.  The transaction closed on October 28, 2008 and the $25,000,000 of the 2.50% Convertible Notes were retired upon receipt.  The issuance of the shares of Common Stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Section 3(a)(9) under the Securities Act.

Effective October 24, 2008, the Company entered into an additional unsolicited transaction with a holder of the Company’s 2.50% Convertible Notes to issue 929,471 shares of Common Stock in exchange for $30,000,000 principal amount of the 2.50% Convertible Notes, representing 1.86% of the aggregate outstanding principal amount of the Company’s 2.50% Convertible Notes.  The transaction closed on October 29, 2008 and the $30,000,000 of the 2.50% Convertible Notes were retired upon receipt.  The issuance of the shares of Common Stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Section 3(a)(9) under the Securities Act.

Effective October 27, 2008, the Company entered into an additional unsolicited transaction with a holder of the Company’s 2.50% Convertible Notes due to issue 2,250,857 shares of Common Stock in exchange for $74,200,000 principal amount of the 2.50% Convertible Notes, representing 4.70% of the aggregate outstanding principal amount of the Company’s 2.50% Convertible Notes.  The transaction closed on October 31, 2008 and the $74,200,000 of the 2.50% Convertible Notes were retired upon receipt.  The issuance of the shares of Common Stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Section 3(a)(9) under the Securities Act.

Effective October 27, 2008, the Company entered into an unsolicited transaction with a holder of the Company’s 2.25% Contingent Convertible Senior Notes due 2038 (the “2.25% Convertible Notes”), to issue 1,732,983 shares of Common Stock, in exchange for $69,500,000 principal amount of the 2.25% Convertible Notes, representing 5.04% of the aggregate outstanding principal amount of the Company’s 2.25% Convertible Notes.  The transaction closed on October 31, 2008 and the $69,500,000 of the 2.25% Convertible Notes were retired upon receipt.  The issuance of the shares of Common Stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Section 3(a)(9) under the Securities Act.

Effective October 29, 2008, the Company entered into an unsolicited transaction with a holder of the Company’s 2.75% Contingent Convertible Senior Notes due 2035 (the “2.75% Convertible Notes”), to issue 157,300 shares of Common Stock, in exchange for $4,776,000 principal amount of the 2.75% Convertible Notes, representing less than 1% of the aggregate outstanding principal amount of the Company’s 2.75% Convertible Notes.  The transaction closed on October 31, 2008 and the $4,776,000 of the 2.75% Convertible Notes were retired upon receipt.  The issuance of the shares of Common Stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Section 3(a)(9) under the Securities Act.

Effective October 29, 2008, the Company entered into an unsolicited transaction with a holder of the Company’s 2.25% Convertible Notes, to issue 627,358 shares of Common Stock in exchange for $25,112,000 principal amount of the 2.25% Convertible Notes, representing 1.92% of the aggregate outstanding principal amount of the Company’s 2.25% Convertible Notes.  The transaction closed on October 31, 2008 and the $25,112,000 of the 2.25% Convertible Notes were retired upon receipt.  The issuance of the shares of Common Stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Section 3(a)(9) under the Securities Act.

Section 8 – Other Events

Item 8.01 Other Events.

On October 31, 2008, Chesapeake Energy Corporation issued a press release announcing the hiring of J. Mike Stice as Senior Vice President – Natural Gas Projects and President and Chief Operating Officer of Chesapeake Midstream Partners, L.P.  A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Document Description

99.1	Chesapeake Energy Corporation press release dated October 31, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ Jennifer M. Grigsby
Jennifer M. Grigsby
Senior Vice President, Treasurer and Corporate Secretary

Date:                      October 31, 2008

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Chesapeake Energy Corporation press release dated October 31, 2008